SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                              Form 8-K

                          CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         December 1, 1998
                                                __________________________

                             ALICO, INC.
_______________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                                0-261                    59-0906081
___________________________________________________________________________
(State or other jurisdiction        (Commission            (IRS Employer
           of incorporation)         File Number)        Identification No.)


Post Office Box 338, La Belle, Florida                              33975
_______________________________                             _______________
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code             941/675-2966
                                                             ______________

















Item 5.      Other Events.

(A)    Annual Meeting of Shareholders of Alico, Inc. on December 1, 1998:

(1) All directors listed in the proxy statement, namely, Richard C. Ackert, Jefferson C. Barrow, Jr., William L. Barton, Walker E. Blount, Jr., Ben
Hill Griffin, III, Ben Hill Griffin, IV, K. E. Hartsaw, W. Bernard Lester and Thomas E. Oakley were re-elected.

(2) Approval of  Alico, Inc. Incentive Equity Plan.


(B)    Board of Directors Meeting

(1) At the meeting of the Board of Directors immediately following the Annual Meeting of Shareholders the following officers were elected.

Chairman of the Board and
  Chief Executive Officer                          Ben Hill Griffin, III

Vice Chairman of the Board                         Thomas E. Oakley

President and Chief Operating Officer              W. Bernard Lester

Vice President, Chief Financial
  Officer, Treasurer and Assistant
  Secretary                                        L. Craig  Simmons

Vice President, Ranch Division	               B. Wade Grigsby

Vice President, Sugarcane and
  Special Crops Division                           John T. Brantley

Controller and Assistant Treasurer                 Patrick W. Murphy

Secretary                                          Billie Jo Gaskins

Assistant Secretary                                Jefferson C. Barrow, Jr.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALICO, INC.
                                                    (Registrant)
                                              W. BERNARD LESTER
DECEMBER 4, 1998                     By______________________________________
___________________________                   W. Bernard Lester, President
Date